(ART)
The Indonesia
Fund, Inc.
-----------------
ANNUAL REPORT
DECEMBER 31, 1997

 CONTENTS

Letter to Shareholders....................................................     1

Portfolio Summary.........................................................     5

Schedule of Investments...................................................     6

Statement of Assets and Liabilities.......................................     7

Statement of Operations...................................................     8

Statement of Changes in Net Assets........................................     9

Financial Highlights......................................................    10

Notes to Financial Statements.............................................    11

Report of Independent Accountants.........................................    14

Results of Annual Meeting of Shareholders.................................    15

Description of InvestLink-SM- Program.....................................    16

PICTURED ON THE COVER IS THE COURT HALL-KERTHA GOSA LOCATED IN KLUNGKUNG, BALI.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                February 6, 1998

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 1997.

PERFORMANCE

At December 31, 1997, the Fund's net assets were $16.5 million. The Fund's net asset value ("NAV") was $3.58 per share, as compared to $10.68 at December 31, 1996.

For the year ended December 31, 1997, the Fund's total return, based on NAV, declined 66.5%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index") declined 74.4%. From the commencement of investment operations on March 9, 1990 through December 31, 1997, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, declined 72.0%. The Index lost 78.0% during this same period.

We attribute the Fund's outperformance of the Index in 1997 to a series of favorable decisions. First, we started off the year aggressively overweighted relative to the Index in interest rate-sensitive sectors such as banking and property. This proved quite successful and was a major contributor to outperformance in the year's first half. Toward midyear, we became somewhat more cautious and gradually realized our profits in rate-sensitive issues. We then allocated the proceeds to a more defensive combination of cash (which we allowed to reach unprecedentedly high levels) and additional positions in the stocks of dollar-earning companies.

INVESTMENT PERSPECTIVE

The period since our last report was particularly harsh for investors in Indonesian equities. After gaining 6.2% (in dollar terms) during the first half of 1997, the Morgan Stanley Capital International Indonesia Index plunged 75.9% in the second half.

The immediate cause of the market's downturn was investors' battering of the rupiah, initially as part of the more general "Asian Flu" of currency depreciation that struck first in Thailand, Malaysia and the Philippines. A deeper analysis, however, reveals that the flu epidemic only served to exacerbate pre-existing problems that were specific to Indonesia. The problems were rooted in the government's policy of managing the devaluation of the rupiah against the dollar by an orderly 5% or so each year. Initially, investors viewed this policy quite favorably, for several good reasons. It helped to maintain Indonesia's economic competitiveness relative to that of its Asian neighbors; generated higher predictability of earnings; and removed much of the uncertainty from corporate investment planning.

Ironically, it was corporate assumptions based on managed devaluation that ultimately undid the rupiah. By taking advantage of the policy to execute a simple interest-rate arbitrage that profited from the dollar's strength versus the rupiah, many Indonesian corporations engaged in substantial dollar-denominated overborrowing. The result was a level of overborrowing currently estimated at a minimum of $65 billion.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

To stabilize the rupiah and undo the damage to the economy of overborrowing, the government was forced both to allow the rupiah to freely float and reach agreement with the International Monetary Fund on two separate financial bailout packages. Some observers believe that the worst is probably over and recovery will begin soon. We are less optimistic because, clearly, any recovery will be long and difficult.

The corporate sector now faces significant challenges. The depreciation of the rupiah, for example, means that debt-servicing costs have skyrocketed. Although many creditors have rolled over short-term obligations or extended maturities on outstanding debt to help stem the number of defaults, the fact that corporations need dollars to service their debt will maintain downward pressure on the rupiah's value. Corporations long accustomed to planning their expenditures with relative certainty about the rupiah's value can no longer do so. Inefficiencies in the key industries of banking and property has been exposed and must be reduced through painful consolidation.

Short-term interest rates, which the government had to raise in order to defend the rupiah, are now hovering around 30%, versus 10%-13% before the crisis. We consider a reduction in rates unlikely in the near term. Overall, we expect a sharp deterioration in Indonesian gross domestic product and corporate earnings in the coming months.

The equity market also has political and environmental concerns. On the political front, President Suharto's re-election in March is virtually guaranteed, but he is 76 and in questionable health. In January, he announced his choice for a running mate, which was the closest he has ever come to publicly designating a successor. Investors, however, are skeptical that the running mate has the popular and military support needed to maintain power in the event of Suharto's demise.

As for the environment, Indonesia experienced its worst drought in 50 years. The drought, in turn, caused a large-scale shortage of rice, a staple of the Indonesian diet. Food prices and hence, inflation rose accordingly.

HIGHLIGHTED COMPANIES

To illustrate our stock selection process, we would like to discuss two of the Fund's holdings, Gulf Indonesia Resources Ltd. and PT Indosat. [Note: the prefix "PT" is the Indonesian equivalent of "Inc." or "Ltd."]

GULF INDONESIA RESOURCES LTD.

Gulf Indonesia Resources Ltd. ("GRL") has been engaged in the exploration, development and production of crude oil and natural gas in Indonesia for over 35 years. Previously known as Asamera Oil, it was acquired in 1988 by Gulf Canada Resources. The latter sold 28% of its equity in GRL in a late-September 1997 global public offering and continues to hold majority ownership.

Given the state of the Indonesian economy, one aspect of GRL's business profile is most compelling for investors: because GRL exports its products to foreign markets, virtually all of its revenues are in dollars. As a result, the company's success does not depend on domestic economic conditions or stability in the rupiah.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Numerous other factors make GRL shares an attractive long-term investment:

- The oil and gas industry is vital to Indonesia's economic health, as it accounts for about 20% each of domestic revenues and total exports. It is the nation's largest earner of dollars. As such, the government has a huge interest in maintaining the industry's viability.

- We estimate that GRL's cash flow should rise approximately 60% per year through 2000. It is important to note that this figure is based on previously announced discoveries; the vast potential of GRL's as-yet unproven reserves means that the actual figure could be even higher.

- The size of proven reserves is projected to grow exponentially over the next few years, while actual output should compound at an annual rate of about 50%.

- GRL is significantly more investor-friendly than most Asian companies in two important ways. First, top management is incentivized with stock options and thus, highly shareholder-oriented. Second, financial statements are fully compliant with U.S. accounting standards.

- It is one of a handful of publicly traded Asian companies focused on the oil and gas business. This enhances its potential diversification benefit both within Indonesia-specific or broader Asian portfolios.

It is likely that investor perceptions regarding the general Indonesian environment will play a disproportionate role in the direction of GRL shares for some time. As long-term investors, though, we believe that the company's bright fundamentals will ultimately be the driver of significant appreciation.

PT INDOSAT

PT Indosat ("Indosat") is Indonesia's dominant provider of international long-distance telecommunication services, with a market share exceeding 90%. It was founded in 1967 by ITT, which sold it to the Indonesian government in 1980. Including the effect of its 1994 global offering of shares, Indosat is 65% owned by the government. Contrary to its name, it does not directly participate in the satellite business.

Indosat's competitive environment is advantageous. It jointly holds the legal monopoly on international long-distance service with PT Satelit Palapa Indonesia (commonly known as Satelindo), whose market share remains steady at about 10%. The monopoly, moreover, does not expire until 2004.

Like those of Gulf Indonesia Resources Ltd.'s, Indosat's shares are unusually appealing in today's environment because the company is well-insulated from the woes of the Indonesian economy. Roughly 15% of revenues are dollar-denominated, while expenses are in rupiah. Indosat actually benefits from the fall of the rupiah in two important ways:

- Much of its transactions with other international carriers are settled in the other carriers' currencies, providing it with a revenue stream that rises in value as the rupiah falls; and

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

- Calling rates to Indonesia are quoted in rupiah, whose declining value serves to stimulate greater international telephone traffic.

We also note that, unlike the vast majority of Indonesian companies, Indosat's balance sheet is free of debt and awash in liquidity. As a result of these factors, it is likely to be one of a scant few Indonesian companies to achieve positive earnings growth over the next two years.

Indosat's favorable investment profile has hardly gone unnoticed by the market. As we write, its American Depositary Receipts have risen about 70% since early January alone. At current prices, investors are according Indosat a premium valuation relative to most Indonesian stocks. As long as the overall Indonesian situation remains sensitive, we suspect that investors will be willing to pay such a premium for the few financially sound, profitable companies best able to function.

OUTLOOK

The environment for Indonesian equities is unlikely to improve much in the near term. For the time being, we are managing the Fund in a defensive manner consisting of two main elements. First, we are maintaining a higher-than-usual cash balance. Second, we are focusing stock selection on well-managed, higher-quality companies that either are dollar-earners (E.G., Gulf Indonesia Resources Ltd., Indosat, Indah Kiat Pulp & Paper) or have relatively low dollar-denominated debt and high cash levels. There is considerable brightness on the long-term investment horizon due to the significant cuts in asset valuations in the past several months, but we must weather the current storm in order to reach that point.

Sincerely,

/s/ Stephen M. Swift

Stephen M. Swift*
Chief Investment Officer

--------------------------------------------------------------------------------
* Stephen M. Swift is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since August 2, 1995. Mr. Swift is a Managing Director at Credit Suisse Asset Management Limited ("CSAM"). From June 1995 to February 1997, he was a Managing Director of BEA Associates. Prior to that time, he was head of Global Equities at CSAM.

--------------------------------------------------------------------------------
   4

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AS A PERCENT OF NET ASSETS           12/31/97   12/31/96
Agriculture                             4.26%      0.00%
Automotive                              0.66%      8.39%
Beer, Beverages, Liquors and
Tobacco                                10.24%     10.65%
Conglomerates                           0.61%      4.06%
Construction & Heavy Equipment          2.18%      5.21%
Financial Services                      0.58%     22.41%
Food & Kindred Products                 0.00%      6.34%
Housing                                 0.00%      2.83%
Manufacturing                           2.96%      9.00%
Oil Exploration & Production           10.76%      0.00%
Paper Products                          7.47%      1.23%
Pharmaceuticals                         1.82%      4.11%
Real Estate                             0.00%      6.74%
Retailing                               1.71%      4.06%
Telecommunications                     17.65%      6.47%
Textiles                                3.31%      0.00%
Transportation                          0.00%      2.72%
Other                                   0.98%      2.38%
Cash & Other Assets                    34.81%      3.40%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                   Percent of Net
           Holding                                           Sector                    Assets
-------------------------------------------------------------------------------------------------
       1.  Gulf Indonesia Resources Ltd.          Oil Exploration & Production           10.8
-------------------------------------------------------------------------------------------------
       2.  PT Indosat                                  Telecommunications                 9.5
-------------------------------------------------------------------------------------------------
       3.  PT Gudang Garam                     Beer, Beverages, Liquors & Tobacco         8.4
-------------------------------------------------------------------------------------------------
       4.  PT Telekomunikasi Indonesia                 Telecommunications                 8.2
-------------------------------------------------------------------------------------------------
       5.  PT Indah Kiat Pulp & Paper Corp.              Paper Products                   5.1
-------------------------------------------------------------------------------------------------
       6.  PT London Sumatra Indonesia                    Agriculture                     4.3
-------------------------------------------------------------------------------------------------
       7.  PT Indorama Synthetics                           Textiles                      2.9
-------------------------------------------------------------------------------------------------
       8.  PT Pabrik Kertas Tjiwi Kimia                  Paper Products                   2.3
-------------------------------------------------------------------------------------------------
       9.  PT Citra Marga Nusaphala Persada      Construction & Heavy Equipment           2.2
-------------------------------------------------------------------------------------------------
      10.  PT Semen Gresik                               Manufacturing                    2.0
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-65.19%
 AGRICULTURE-4.26%
PT London Sumatra
 Indonesia...............      1,235,600  $   702,046
                                          -----------
 AUTOMOTIVE-0.66%
PT Astra International...        420,000      108,818
                                          -----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-10.24%
PT Gudang Garam..........        910,000    1,385,682
PT HM Sampoerna..........        400,000      301,818
                                          -----------
                                            1,687,500
                                          -----------
 CHEMICALS-0.98%
PT Unggul Indah Corp.....        667,600      160,831
                                          -----------
 CONGLOMERATES-0.61%
PT Bimantara Citra.......        530,000      101,182
                                          -----------
 CONSTRUCTION & HEAVY EQUIPMENT-2.18%
PT Citra Marga Nusaphala
 Persada.................      3,300,000      360,000
                                          -----------
 FINANCIAL SERVICES-0.58%
PT Bank Dagang Nasional
 Indonesia, Warrants
 (expiring 2/14/00)+.....        931,626        8,639
PT Bank Internasional
 Indonesia...............            632           37
PT Bank Negara
 Indonesia...............        914,000       87,246
                                          -----------
                                               95,922
                                          -----------
 MANUFACTURING-2.96%
PT Semen Gresik..........        566,000      331,882
PT Trias Sentosa.........      3,426,000      155,727
                                          -----------
                                              487,609
                                          -----------
 OIL EXPLORATION & PRODUCTION-10.76%
Gulf Indonesia Resources
 Ltd.*...................         80,655    1,774,410
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 PAPER PRODUCTS-7.47%
PT Indah Kiat Pulp &
 Paper Corp.++...........      4,782,500  $   847,807
PT Pabrik Kertas Tjiwi
 Kimia...................      1,566,311      384,458
                                          -----------
                                            1,232,265
                                          -----------
 PHARMACEUTICALS-1.82%
PT Kalbe Farma...........      1,687,880      299,215
                                          -----------
 RETAILING-1.71%
PT Matahari Putra
 Prima...................      3,436,000      281,127
                                          -----------
 TELECOMMUNICATIONS-17.65%
PT Indosat...............        841,500    1,560,600
PT Telekomunikasi
 Indonesia...............        930,000      494,591
PT Telekomunikasi
 Indonesia ADR...........         77,250      854,578
                                          -----------
                                            2,909,769
                                          -----------
 TEXTILES-3.31%
PT Great River
 International...........        900,000       73,636
PT Indorama Synthetics...      1,060,000      472,182
                                          -----------
                                              545,818
                                          -----------

TOTAL INVESTMENTS-65.19%
 (Cost $24,899,539) (Notes A,D).........   10,746,512
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-34.81%.....................    5,739,219
                                          -----------
NET ASSETS-100.00%......................  $16,485,731
                                          -----------
                                          -----------
---------------------------------------------------------
*          Security is traded on the New York Stock Exchange.
+          Security is non-income producing.
++         Includes 5 warrants, expiring 7/11/02, with a market
           value of $0.14.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   6

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $24,899,539)
 (Note A)...............................     $ 10,746,512
Cash (including $7 of foreign currency
 with a cost of $7) (Note A)............        5,833,576
Receivable for investments sold.........          350,955
Prepaid expenses........................           14,892
                                             ------------
Total Assets............................       16,945,935
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................          318,200
  Investment advisory fee (Note B)......           59,175
  Administration fees (Note B)..........            3,700
  Other accrued expenses................           79,129
                                             ------------
Total Liabilities.......................          460,204
                                             ------------
NET ASSETS (applicable to 4,608,989
 shares of common stock outstanding)
 (Note C)...............................     $ 16,485,731
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($16,485,731
  DIVIDED BY 4,608,989).................            $3.58
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)........     $      4,609
Paid-in capital.........................       63,035,295
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (32,407,680)
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      (14,146,493)
                                             ------------
Net assets applicable to shares
 outstanding............................     $ 16,485,731
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $    966,561
  Interest..............................          121,177
  Less: Foreign taxes withheld..........         (140,055)
                                             ------------
  Total Investment Income...............          947,683
                                             ------------
Expenses:
  Investment advisory fees (Note B).....          425,631
  Custodian fees........................          109,100
  Printing..............................           51,868
  Audit and legal fees..................           48,345
  Administration fees (Note B)..........           48,094
  Accounting fees.......................           33,500
  Transfer agent fees...................           23,840
  Directors' fees.......................           20,940
  NYSE listing fees.....................           16,169
  Insurance.............................           14,460
  Other.................................           14,328
                                             ------------
  Total Expenses........................          806,275
                                             ------------
  Net Investment Income.................          141,408
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................       (7,567,506)
  Foreign currency related
   transactions.........................         (339,409)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (24,971,829)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (32,878,744)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(32,737,336)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                           For the Years Ended December 31,
                                          -----------------------------------
                                               1997                 1996
                                          -----------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................  $      141,408       $       45,224
  Net realized loss on investments and
   foreign currency related
   transactions.........................      (7,906,915)          (4,785,591)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......     (24,971,829)          10,903,669
                                          --------------       --------------
    Net increase/(decrease) in net
     assets resulting from operations...     (32,737,336)           6,163,302
                                          --------------       --------------

 NET ASSETS
Beginning of year.......................      49,223,067           43,059,765
                                          --------------       --------------
End of year.............................  $   16,485,731       $   49,223,067
                                          --------------       --------------
                                          --------------       --------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                       For the
                                                                                                                       Period
                                                                                                                      March 9,
                                                                                                                        1990*
                                                        For the Years Ended December 31,                               through
                                --------------------------------------------------------------------------------    December 31,
                                  1997        1996        1995        1994        1993        1992        1991          1990
                                -------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................    $10.68       $9.34       $9.18      $14.03       $7.63       $7.72      $10.38          $13.78**
                                --------    --------    --------    --------    --------    --------    --------    -------------
Net investment
 income/(loss)................      0.03        0.01          --       (0.03)      (0.03)       0.01        0.04            0.22
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency
 transactions.................     (7.13)       1.33        0.16       (4.82)       6.43       (0.10)      (2.65)          (2.90)
                                --------    --------    --------    --------    --------    --------    --------    -------------
Net increase/(decrease) in net
 assets resulting from
 operations...................     (7.10)       1.34        0.16       (4.85)       6.40       (0.09)      (2.61)          (2.68)
                                --------    --------    --------    --------    --------    --------    --------    -------------
Dividends and distributions to
 shareholders:
Net investment income.........        --          --          --          --          --          --       (0.05)          (0.19)
Net realized gains on
 investments and foreign
 currency related
 transactions.................        --          --          --          --          --          --          --           (0.53)
                                --------    --------    --------    --------    --------    --------    --------    -------------
Total dividends and
 distributions to
 shareholders.................        --          --          --          --          --          --       (0.05)          (0.72)
                                --------    --------    --------    --------    --------    --------    --------    -------------
Net asset value, end of
 period.......................     $3.58      $10.68       $9.34       $9.18      $14.03       $7.63       $7.72          $10.38
                                --------    --------    --------    --------    --------    --------    --------    -------------
                                --------    --------    --------    --------    --------    --------    --------    -------------
Market value, end of period...    $4.625      $9.750     $10.125     $12.000     $20.750      $9.000      $8.375          $9.875
                                --------    --------    --------    --------    --------    --------    --------    -------------
                                --------    --------    --------    --------    --------    --------    --------    -------------
Total investment return(a)....    (52.56)%     (3.70)%    (15.63)%    (42.17)%    130.56%       7.46%     (14.71)%        (24.15)%
                                --------    --------    --------    --------    --------    --------    --------    -------------
                                --------    --------    --------    --------    --------    --------    --------    -------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................   $16,486     $49,223     $43,060     $42,297     $64,661     $35,186     $35,590         $47,817
Ratio of expenses to average
 net assets...................      1.89%       1.91%       1.96%       1.83%       1.98%       2.04%       2.00%           2.15%(b)
Ratio of net investment
 income/(loss) to average net
 assets.......................      0.33%       0.10%       0.05%      (0.25)%     (0.30)%      0.09%       0.49%           2.05%(b)
Portfolio turnover rate.......     48.19%      34.67%      24.10%      31.56%      63.77%      22.39%      32.27%          17.68%
Average commission rate per
 share(c).....................   $0.0052     $0.0096          --          --          --          --          --              --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 467 (1997) states that foreign investors are now allowed to purchase up to 100% of the shares of Indonesian companies offered to the public in the primary market, except for shares in the banking sector. In the banking sector, foreign investors are allowed to purchase up to 49% of the shares offered to the public in the primary market. When 49% of such shares are owned by foreign investors and a foreign market quotation available, the foreign quotation is used. If less than 49% of these shares offered to the public are owned by foreign investors, there is no foreign market quotation available, therefore the local market quotation is used. Local banking shares generally trade at a discount to foreign banking shares when 49% of the shares offered to the public are owned by foreign investors. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. At December 31, 1997, the Fund held no such securities. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is currently calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1997, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1997, the Fund had a capital loss carryover for U.S. federal income tax purposes of $27,780,961 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in
2002; $6,619,896 expires in 2003 ; $4,688,411 expires in 2004 and $3,265,956 expires in 2005.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 1997, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $4,555,905 and $70,814, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1997, the Fund reclassified $141,408 of net foreign currency losses against net investment income.

In addition, the Fund reclassified net realized losses of $129,540 from foreign currency related transactions to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on certain investments by foreigners and other factors, may limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The number of shares available for investment by the Fund is also limited, in the banking sector only, by the fact that non-Indonesians are permitted to purchase only 49% of the listed shares of Indonesian finance companies. A high proportion of the shares of many listed Indonesian finance companies may be held by a limited number of persons, thus reducing the number of listed shares available for purchase by foreigners.

 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 1997, BEA earned $425,631 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1997, BEA was reimbursed $5,544 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1997, BSFM earned $42,550 for administrative services.

Effective April 22, 1997, Credit Suisse Asset Management Limited ("CSAM") was approved by the Fund's shareholders to serve as the Fund's investment sub-adviser. In return for its services, CSAM is paid by BEA a quarterly fee of $18,750. Both BEA and CSAM are part of the Credit Suisse Asset Management Business Unit, which is controlled by Credit Suisse First Boston (a Swiss Bank).

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at December 31, 1997, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1997 was $24,899,539. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $14,153,027, was composed of gross appreciation of $13,762 for those investments having an excess of value over cost and gross depreciation of $14,166,789 for those investments having an excess of cost over value.

For the year ended December 31, 1997, purchases and sales of securities, other than short-term obligations, were $18,861,464 and $23,115,376, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement was $600,000 and averaged $1,644 with an average interest rate of 8.50% during the year ended December 31, 1997. The Fund had no amounts outstanding under the credit agreement at December 31, 1997.

--------------------------------------------------------------------------------

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Indonesia Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Indonesia Fund, Inc., including the schedule of investments, as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodians, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Indonesia Fund, Inc., as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 18, 1998

--------------------------------------------------------------------------------
   14

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 1997, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR       WITHHELD   NON-VOTES
------------------------------  ----------  ----------  ----------
C. Oscar Morong, Jr.             2,651,577     118,839   1,838,573
William W. Priest, Jr.           2,651,077     119,339   1,838,573

In addition to the directors re-elected at the meeting, Richard H. Francis and Peter Kaplan continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,685,525      80,710      4,181    1,838,573

(3) To approve a sub-advisory agreement with Credit Suisse Asset Management Limited.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,624,493     114,010      11,798   1,858,688

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Indonesia Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of

--------------------------------------------------------------------------------
   16
account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited
 Partnership.

--------------------------------------------------------------------------------
   18

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1997, BEA managed approximately $34.2 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                          BEA ADVISOR FUNDS
SINGLE COUNTRY                                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                         BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                             BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                          For shareholder information or a copy
FIXED INCOME                                              of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                               open-end mutual funds please call,
BEA Strategic Global Income Fund, Inc. (FBI)              1-800-401-2230.
For closed-end fund information                           Visit our website on the internet:
please call, 1-800-293-1232.                              http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Director and President
Richard H. Francis              Director
Peter Kaplan                    Director
C. Oscar Morong, Jr.            Director
Stephen M. Swift                Chief Investment Officer
Michael A. Pignataro            Chief Financial Officer and
                                Secretary
Hal Liebes                      Senior Vice President
Rocco A. Del Guercio            Vice President
Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

--------------------------------------------------------------------------------
                                                                      3913-AR-97